THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H
American Legacy® Series

Lincoln Life Variable Annuity Account N
ChoicePlusSM Assurance Series

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account H
American Legacy® Series

Lincoln New York Account N for Variable Annuities
ChoicePlusSM Assurance Series

Supplement dated September 28, 2012 to
the Prospectus dated September 14, 2012

This Supplement corrects the amount of the persistency credit discussed in your prospectus and is for informational purposes only. All other provisions of your prospectus remain unchanged.

The Contracts – Persistency Credits. The discussion of the persistency credit is incorrect. The first paragraph of this section should be replaced with the following:

Contractowners of the C Share contract will receive a persistency credit on a quarterly basis after the twelfth contract anniversary.  The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least twelve years, by 0.10%.  Contractowners of the L Share contract will receive a persistency credit on a quarterly basis after the seventh contract anniversary.  The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least seven years, by 0.10%.  This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract.

Please retain this Supplement for future reference.